SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 Current Report


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                       Date of Report: September 25, 2001
                       ----------------------------------
                        (Date of earliest event reported)


                              CONUS HOLDINGS, INC.
              Exact name of registrant as specified in its charter



          Nevada                          0-29487              33-0850619
------------------------------     ---------------------     -----------------
State of other jurisdiction of       Commission File No.      I.R.S. Employer
incorporation or organization                                    ID No.


                1517 E. 7th Avenue, Suite C, Tampa, Florida 33605
                -------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (813) 248-0089
                                                          ----------------


                       610 Newport Center Drive, Suite 800
                             Newport Beach, CA 92660
                   ------------------------------------------
                    (Former name or former address if changed
                               since last report)

Item 5.  OTHER EVENTS

     On September 25, 2001, Conus Holdings, Inc. issued a press release regarding the relocation of its offices to Tampa, Florida, the formation of two Florida corporations as wholly owned subsidiaries, Conus Marketing, Inc. and Conus Computers, Inc., and that it commenced operations on September 15, 2001. A copy of the press release issued is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Pro Forma Financial Information  - None

         (c)      Exhibits

                  Exhibit 99.1      Press Release dated September 25, 2001

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CONUS HOLDINGS, INC.



                                               By: /s/ Richard Diamond
                                                   ----------------------------
                                                   Richard Diamond, President
Dated:  September 25, 2001

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